UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2019

SESEN BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street, Suite 1800 Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 444-8550
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SESN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                 ☑

Item 1.01 – Entry into a Material Definitive Agreement.

On October 29, 2019, Sesen Bio, Inc. (the “Company”) announced that it had entered into transactions with certain holders of the Company’s outstanding warrants to purchase the Company’s common stock, par value $0.001 per share (“Common Stock”), which gives the Company future flexibility in raising capital, including in “at-the-market” (“ATM”) offerings.
Securities Purchase Agreement Amendment
In connection with the 2018 Warrant Exercise Agreements (as defined below) and the 2018 Warrant Amendment Agreements (as defined below), on October 28, 2019, the Company entered into an amendment (the “Amendment”) to that certain Securities Purchase Agreement, dated March 21, 2018, by and among the Company and each purchaser identified on the signature pages thereto (the “Securities Purchase Agreement”), with certain Holders (as defined in the Securities Purchase Agreement) representing greater than 50.1% of the securities issued pursuant to the Securities Purchase Agreement based on the initial subscription amounts, pursuant to which the prohibition on variable rate transactions, including ATM offerings, contained in Section 4.12(b) of the Securities Purchase Agreement was deleted in its entirety.
The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.
Item 3.03 – Material Modification to Rights of Security Holders.
2017 Warrants
As previously reported, on November 3, 2017 the Company issued warrants to purchase an aggregate of 10,000,000 shares of Common Stock with an exercise price of $0.80 per share of Common Stock (the “2017 Warrants”) pursuant to an underwritten public offering.
On October 28, 2019, the Company entered into transactions with the holders of the Company’s outstanding 2017 Warrants pursuant to which such holders either (i) exercised their 2017 Warrants pursuant to a Warrant Exercise Agreement (the “2017 Warrant Exercise Agreements”) or (ii) amended their 2017 Warrants pursuant to a Warrant Amendment Agreement (the “2017 Warrant Amendment Agreements”).
As consideration for those holders of the 2017 Warrants executing the 2017 Warrant Exercise Agreements, the Company reduced the exercise price of the 2017 Warrants to $0.55 per share of Common Stock. Holders of an aggregate of 5,000 2017 Warrants have agreed to enter into 2017 Warrant Exercise Agreements for gross proceeds to the Company of approximately $2,750.
Pursuant to the 2017 Warrant Amendment Agreements, the prohibition on certain variable rate transactions included in the 2017 Warrants was amended to exclude ATM offerings and the exercise price of the 2017 Warrants was reduced to the lesser of (i) $0.55 per share of Common Stock and (ii) the exercise price as determined from time to time pursuant to the anti-dilution provisions in the 2017 Warrant Amendment Agreements.
The description of the 2017 Warrant Exercise Agreements and the 2017 Warrant Amendment Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2017 Warrant Exercise Agreements and the 2017 Warrant Amendment Agreement, which form of agreement is filed as Exhibits 4.1 and 4.2, respectively, to this current report on Form 8-K.
2018 Warrants
As previously reported, on March 23, 2018 the Company issued warrants to purchase an aggregate of 7,968,128 shares of Common Stock with an exercise price of $1.20 per share of Common Stock (the “2018 Warrants”) in a private placement pursuant to the Securities Purchase Agreement.
On October 28, 2019, the Company entered into transactions with the holders of the Company’s outstanding 2018 Warrants pursuant to which such holders either (i) exercised their 2018 Warrants pursuant to a Warrant Exercise

Agreement (the “2018 Warrant Exercise Agreements”) or (ii) amended their 2018 Warrants pursuant to a Warrant Amendment Agreement (the “2018 Warrant Amendment Agreements”).
As consideration for those holders of the 2018 Warrants executing the 2018 Warrant Exercise Agreements, the Company reduced the exercise price of the 2018 Warrants to $0.60 per share of Common Stock. Holders of an aggregate of 3,406,813 2018 Warrants have agreed to enter into 2018 Warrant Exercise Agreements for gross proceeds to the Company of approximately $2,044,087.80.
Pursuant to the 2018 Warrant Amendment Agreements, the prohibition on certain variable rate transactions included in the 2018 Warrants was amended to exclude ATM offerings and the exercise price of the 2018 Warrants was reduced to the lesser of (i) $0.95 per share of Common Stock and (ii) the exercise price as determined from time to time pursuant to the anti-dilution provisions in the 2018 Warrant Amendment Agreements.
The description of the 2018 Warrant Exercise Agreements and the 2018 Warrant Amendment Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2018 Warrant Exercise Agreements and the 2018 Warrant Amendment Agreement, which form of agreement is filed as Exhibits 4.3 and 4.4, respectively, to this current report on Form 8-K.

Item 8.01 – Other Events.
A copy of the press release announcing certain of the matters described under Items 1.01 and 3.03 of this Current Report on Form 8-K is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 8.01.
Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of 2017 Warrant Exercise Agreement
4.2	Form of 2017 Warrant Amendment Agreement
4.3	Form of 2018 Warrant Exercise Agreement
4.4	Form of 2018 Warrant Amendment Agreement
10.1	Amendment to Securities Purchase Agreement, dated October 28, 2019, by and among Sesen Bio, Inc. and the undersigned parties thereto
99.1	Press Release, dated October 29, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 29, 2019

Sesen Bio, Inc.

By:	/s/ Thomas Cannell, D.V.M.
Thomas Cannell, D.V.M.
President and Chief Executive Officer